UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	02/29/08

ITEM 1.           REPORT TO STOCKHOLDERS

FEBRUARY 29, 2008

Semiannual Report
to Shareholders

DWS Disciplined Market Neutral Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 3.54%, 4.28% and 3.36% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for Class A, C and Institutional Class shares for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/08
DWS Disciplined Market Neutral Fund	6-Month‡	1-Year	Life of Fund*
Class A	.64%	-1.10%	-1.39%
Class C	.20%	-1.94%	-2.19%
Institutional Class	.74%	-1.11%	-1.27%
Citigroup 3-Month T-Bill Index+	1.89%	4.43%	4.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value Information
	Class A	Class C	Institutional Class
Net Asset Value: 2/29/08	$ 9.52	$ 9.50	$ 9.51
8/31/07	$ 9.64	$ 9.59	$ 9.65
Distribution Information: Six Months as of 2/29/08 Income Dividends	$ .18	$ .11	$ .20
Class A Lipper Rankings — Equity Market Neutral Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	44	of	64	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/08
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$9,321	$9,245
	Average annual total return	-6.79%	-5.53%
Class C	Growth of $10,000	$9,806	$9,699
	Average annual total return	-1.94%	-2.19%
Citigroup 3-Month T-Bill Index+	Growth of $10,000	$10,443	$10,614
	Average annual total return	4.43%	4.58%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Market Neutral Fund — Institutional Class [] Citigroup 3-Month T-Bill Index+

Comparative Results as of 2/29/08
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$988,900	$982,500
	Average annual total return	-1.11%	-1.27%
Citigroup 3-Month T-Bill Index+	Growth of $1,000,000	$1,044,300	$1,061,400
	Average annual total return	4.43%	4.58%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 3.36% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 2/29/08
DWS Disciplined Market Neutral Fund	6-Month‡	1-Year	Life of Fund*
Class S	.62%	-1.12%	-1.29%
Citigroup 3-Month T-Bill Index+	1.89%	4.43%	4.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/29/08	$ 9.51
8/31/07	$ 9.65
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .20
Class S Lipper Rankings — Equity Market Neutral Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	46	of	64	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Market Neutral Fund — Class S [] Citigroup 3-Month T-Bill Index+

Comparative Results as of 2/29/08
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$9,888	$9,822
	Average annual total return	-1.12%	-1.29%
Citigroup 3-Month T-Bill Index+	Growth of $10,000	$10,443	$10,614
	Average annual total return	4.43%	4.58%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2007 to February 29, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,006.40	$ 1,002.00	$ 1,006.20	$ 1,007.40
Expenses Paid per $1,000*	$ 12.37	$ 15.98	$ 11.42	$ 11.13
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,012.53	$ 1,008.90	$ 1,013.48	$ 1,013.77
Expenses Paid per $1,000*	$ 12.41	$ 16.03	$ 11.46	$ 11.17
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	2.48%	3.21%	2.29%	2.23%
+ Includes dividend expense on securities sold short of 0.76% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Robert Wang, Jin Chen and Julie Abbett, the fund's portfolio managers, discuss recent market events as well as the performance and positioning of the portfolio during the six-month period ended February 29, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market and the fund perform during the period under review?

A: US equities performed poorly during the past six months, as a steady stream of bad news put persistent downward pressure on stock prices. Throughout the first four months of the reporting period, investors' main concern was the subprime housing crisis and the negative impact it was having on fixed-income securities linked to mortgages. The US Federal Reserve Board (the Fed) responded by aggressively cutting interest rates, but signs of slowing economic growth prevented these moves from having more than a short-term impact on the stock market. By January, the sell-off picked up steam as investors rapidly began to factor the growing possibility of a recession into the outlook for corporate earnings. In addition, surging oil prices, rising inflation, and a weak US dollar weighed on investor sentiment and led to concerns that the Fed would be unable to continue cutting interest rates as quickly as it had in previous months. Financial stocks were hit extremely hard in this environment, reflecting the market's inability to accurately assess the effect these issues would have on banks' balance sheets. Consumer stocks also performed poorly on concerns that a potential recession would lead to lower personal spending. Energy and basic materials stocks outperformed, however, on the strength of the sharp increase in commodity prices.

Q: How did this environment affect the fund?

A: For the fund, the most notable development in the semiannual period was the market's reaction to the growing prospects of a recession. Throughout 2007, while the outlook for the economy remained generally positive, investors paid little attention to valuations. This was a negative for the fund since valuation factors are a key element in the model we use to decide which stocks to purchase and which to sell short.1 Since more richly valued stocks performed well in 2007, the result was that many of the fund's long positions in more attractively valued stocks underperformed at the same time as a number of its short positions did not fall as much as we would have expected. This trend remained in place through the end of 2007, causing the fund to underperform in September and October, and again in December. Once recession fears became the primary driver of market performance during January and February, however, market participants grew more defensive. One notable result is that reasonably valued stocks came back into favor. This shift in the market's tone was a distinct positive for the fund, which performed very well in the final two months of the period.

1 The value of a short position rises when the underlying stock falls.

The net result was a total return of 0.64% (Class A shares) for the six-month period ended February 29, 2008. The fund's benchmark, the Citigroup 3-Month T-Bill Index, returned 1.89% during the same interval.2 (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

2 The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

How is the fund managed?

"We use a disciplined quantitative process to assess a large investment universe — the Russell 1000® Index.[3] All of the stocks are ranked from best to worst based on a proprietary screening process, then we invest in about 130 to 160 of the top-rated stocks in the index and sell short an equal dollar amount of the lowest-ranked stocks. The proceeds from short selling are held in an interest bearing deposit with the broker, which will account for a portion of the fund's total return. To ensure market neutrality, the portfolio is constantly adjusted to eliminate the effects of market capitalization, investment style, and industry exposure.

The proprietary quantitative model ranks every stock within the Russell 1000 Index using factors based on fundamental data which fit into three broad categories: valuation, growth and market sentiment. In the valuation category, we look at earnings quality, balance sheet strength and enterprise value to EBITDA, as well as price, sales and cash flow information.[4] In the growth category, the factors assessed include earnings and cash flow growth, along with a proprietary analysis designed to predict the likelihood of earnings surprises. Rounding out the approach is an analysis of market sentiment, based on each stock's price momentum and the percentage of shares sold short.

The goal is a steady total return resulting from the combination of the cash yield and the potential gains generated from the long and short equity positions. Additionally, during normal market conditions, the matching values of the long and short positions should result in a portfolio with limited sensitivity to the movements of the broader market."

Portfolio Manager Robert Wang

3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 EBITDA stands for earnings before interest, taxes, depreciation and amortization. Enterprise value is a measure of a company's theoretical fair value in a takeover. EBITDA to enterprise value assesses whether a company's theoretical takeover value is reasonable in relation to its cash flows.

Q: What elements of the fund's positioning helped and hurt performance?

A: During the past six months, we generated positive results from the factors we use to evaluate both growth and market sentiment. However, this was outweighed by the underperformance of the fund's valuation factors. While the valuation element of our model was positive in both January and February, as discussed previously, this was not enough to offset the underperformance of the fund through the first four months of the period.

The fund's individual stock selection was modestly positive. Stock selection made the largest positive contribution in the materials sector, where positive contributions came from both long positions (including United States Steel Corp., AK Steel Holding Corp., and Owens-Illinois, Inc.) and short positions (among them the chemical companies Louisiana-Pacific Corp. and Westlake Chemical Corp).5 In consumer durables/apparel, a group that was hurt by concerns that the slowing US economy would crimp consumer spending, virtually all of the fund's top contributors were short positions. Most notable among these were the footwear company Crocs, Inc.; Harman International Industries, Inc., which makes audio and "infotainment" systems; and the homebuilder Lennar Corp. Also making a strong contribution was stock selection in technology hardware/equipment, where the top three contributors were shorts in Jabil Circuit, Inc. and Motorola, Inc., along with a long position in MEMC Electronic Materials, Inc., a semiconductor company that makes wafers used in solar cells. The software/services, food/beverage/tobacco and hotels/restaurants/leisure industries were also notable sources of strength for the fund.

5 Since our strategy is active in nature, many of the holdings we discuss here will not appear in the portfolio report. In these cases, the trades were closed out prior to the end of the reporting period.

Stock selection was least effective in the diversified financials sector. Although short positions were added in notable victims of the mortgage crisis, such as Freddie Mac, Ambac Financial Group, Inc., and AmeriCredit Corp., this was more than offset by a number of long positions in stocks that declined, such as E*TRADE Financial Corp. and First Marblehead Corp. The strong-performing energy sector was also a source of underperformance for the fund, as the gains from the fund's long positions failed to offset the losses incurred by its shorts. Stock picks also underperformed in telecommunications services, where the largest detractor was a long position in Garmin Ltd.; and in the weak retailing sector, where the worst performers were longs in the discount retailers Big Lots, Inc., Family Dollar Stores, Inc., and Dollar Tree Stores, Inc.

Q: What changes did you make to the fund's investment process during the past half-year?

A: In a reflection of our flexible approach, we took steps to address the performance shortfall that occurred in late 2007. We are constantly reassessing our model to ensure the effectiveness of our inputs and the weighting we give to each. In September, for example, we adjusted the fund's model by shifting the weighting assigned to each of its underlying factors. We also expanded the factors utilized in the model from nine to 12. All three of the new factors were in the valuation category, the area in which the fund underperformed in 2007. The new factors focus on balance sheet accruals, which look at earnings quality via changes to a company's balance sheet strength; sales information; and enterprise value. We believe this flexible approach to fine-tuning the fund's model can help us achieve our goal of delivering outperformance over time.

Q: Do you have any closing thoughts for shareholders?

A: We remain confident in the diversification potential of a strategy that seeks to invest in the highest-quality stocks in the market while shorting those of the lowest quality. There will always be times when this approach does not work, as was the case throughout the latter half of 2007. However, our strategy is designed to deliver outperformance over the longer term rather than shorter, three- to six-month intervals. We encourage investors to keep this in mind during the inevitable times when market performance is being driven by factors other than fundamentals and valuations.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	2/29/08	8/31/07

Industrials	21%	17%
Consumer Discretionary	17%	22%
Information Technology	16%	14%
Financials	10%	9%
Energy	10%	8%
Health Care	9%	13%
Materials	7%	7%
Consumer Staples	6%	4%
Telecommunications Services	4%	5%
Utilities	—	1%
	100%	100%
Ten Largest Long Equity Holdings at February 29, 2008 (10.2% of Net Assets)
1. AK Steel Holding Corp. Produces coated cold and hot rolled carbon steel	1.1%
2. Ryder System, Inc. Provider of equipment leasing and transportation services	1.1%
3. Owens-Illinois, Inc. Manufacturer of glass containers	1.0%
4. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	1.0%
5. Fluor Corp. Provider of worldwide professional services	1.0%
6. CommScope, Inc. Manufacturer of coaxial television cables	1.0%
7. FMC Technologies, Inc. Manufacturer of oil and gas field machinery	1.0%
8. The Mosaic Co. Produces and distributes crop nutrients	1.0%
9. The Brink's Co. Provides business and security services	1.0%
10. Hess Corp. Explores, produces, transports, buys and sells crude oil and natural gas	1.0%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	2/29/08	8/31/07

Consumer Discretionary	20%	20%
Industrials	19%	14%
Information Technology	16%	19%
Health Care	12%	14%
Financials	8%	9%
Energy	7%	9%
Materials	6%	7%
Consumer Staples	5%	5%
Telecommunications Services	4%	3%
Utilities	3%	—
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at February 29, 2008 (9.9% of Net Assets)
1. Leap Wireless International, Inc. Provides mobile wireless services	1.1%
2. Brookdale Senior Living, Inc. Operates senior living facilities	1.1%
3. Micron Technology, Inc. Manufacturer of semiconductor memory and enhancement products for work stations	1.0%
4. LSI Corp. Designer and marketer of application specific circuits and other products	1.0%
5. Plains Exploration & Production Co. An independent oil and gas company with onshore and offshore operations	1.0%
6. Advanced Micro Devices, Inc. Provider of semiconductor equipment and products	1.0%
7. J.C. Penney Co., Inc. Operator of discount department stores	1.0%
8. Quicksilver Resources, Inc. Develops, explores and produces oil and natural gas	0.9%
9. Brocade Communications Systems, Inc. Provides switching solutions for storage area networks	0.9%
10. Archer-Daniels-Midland Co. Manufacturer of food products	0.9%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 29, 2008 (Unaudited)

	Shares	Value ($)

Long Positions 107.8%
Common Stocks 90.7%
Consumer Discretionary 15.4%
Auto Components 0.8%
Autoliv, Inc. (a)	8,400	419,160
Automobiles 0.9%
Ford Motor Co.* (a)	67,100	438,163
Hotels Restaurants & Leisure 3.4%
Boyd Gaming Corp.	19,800	417,582
Royal Caribbean Cruises Ltd. (a)	12,600	441,126
Wynn Resorts Ltd.	4,600	463,220
Yum! Brands, Inc. (a)	11,900	409,955
		1,731,883
Household Durables 2.2%
Garmin Ltd. (a)	7,800	457,938
Leggett & Platt, Inc. (a)	27,000	450,900
The Stanley Works (a)	3,700	179,598
		1,088,436
Media 3.6%
CBS Corp. "B"	5,800	132,356
DISH Network Corp. "A"* (a)	16,100	477,365
Regal Entertainment Group "A" (a)	24,000	473,520
The DIRECTV Group, Inc.* (a)	19,100	478,455
Warner Music Group Corp.	46,000	276,000
		1,837,696
Specialty Retail 4.5%
Advance Auto Parts, Inc. (a)	13,700	459,498
American Eagle Outfitters, Inc. (a)	22,000	470,140
AutoZone, Inc.* (a)	600	69,048
Barnes & Noble, Inc. (a)	14,600	410,552
Best Buy Co., Inc. (a)	10,300	443,003
Penske Automotive Group, Inc. (a)	25,000	451,000
		2,303,241
Consumer Staples 5.7%
Beverages 1.6%
Pepsi Bottling Group, Inc. (a)	12,000	408,120
PepsiAmericas, Inc. (a)	16,300	412,390
		820,510
Food & Staples Retailing 3.2%
BJ's Wholesale Club, Inc.* (a)	14,600	460,776
Kroger Co. (a)	9,400	227,950
Safeway, Inc. (a)	16,200	465,588
SUPERVALU, Inc. (a)	17,400	456,750
		1,611,064
Personal Products 0.9%
Herbalife Ltd. (a)	11,200	468,496
Energy 8.9%
Energy Equipment & Services 4.3%
FMC Technologies, Inc.* (a)	8,900	504,274
Global Industries, Ltd.* (a)	23,500	432,635
Helmerich & Payne, Inc. (a)	10,500	470,715
Superior Energy Services, Inc.*	7,200	292,968
Transocean, Inc.* (a)	3,409	478,999
		2,179,591
Oil, Gas & Consumable Fuels 4.6%
Foundation Coal Holdings, Inc.	5,900	340,843
Frontier Oil Corp. (a)	11,200	399,952
Hess Corp. (a)	5,300	493,854
Massey Energy Co.	11,700	447,642
St. Mary Land & Exploration Co. (a)	6,700	247,096
Sunoco, Inc. (a)	6,600	403,128
		2,332,515
Financials 9.0%
Capital Markets 2.5%
Bank of New York Mellon Corp. (a)	4,400	193,028
BlackRock, Inc.	2,400	463,800
Charles Schwab Corp. (a)	4,600	90,206
Janus Capital Group, Inc. (a)	16,100	389,942
Raymond James Financial, Inc. (a)	6,200	139,314
		1,276,290
Commercial Banks 0.7%
Popular, Inc.	35,200	388,608
Diversified Financial Services 1.4%
Leucadia National Corp. (a)	4,900	221,774
The Nasdaq OMX Group* (a)	11,500	477,365
		699,139
Insurance 4.4%
Allied World Assurance Co. Holdings Ltd. (a)	10,800	470,340
Fidelity National Financial, Inc. "A"	27,300	480,753
First American Corp.	12,700	442,341
PartnerRe Ltd.	6,100	469,029
Unum Group (a)	16,300	373,433
		2,235,896
Health Care 7.9%
Biotechnology 1.1%
Cephalon, Inc.* (a)	1,000	60,340
Gilead Sciences, Inc.* (a)	11,000	520,520
		580,860
Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	8,000	472,160
Intuitive Surgical, Inc.* (a)	1,600	451,072
Kinetic Concepts, Inc.* (a)	8,200	421,398
		1,344,630
Health Care Providers & Services 2.5%
Aetna, Inc. (a)	6,900	342,240
Health Net, Inc.* (a)	10,300	452,582
Humana, Inc.* (a)	6,700	457,811
		1,252,633
Pharmaceuticals 1.7%
Merck & Co., Inc. (a)	900	39,870
Schering-Plough Corp. (a)	16,400	355,880
Sepracor, Inc.* (a)	21,000	450,870
		846,620
Industrials 19.2%
Aerospace & Defense 0.1%
Goodrich Corp. (a)	200	11,846
Honeywell International, Inc.	800	46,032
		57,878
Airlines 3.4%
Continental Airlines, Inc. "B"* (a)	20,300	490,854
Northwest Airlines Corp.*	31,800	427,074
Southwest Airlines Co. (a)	35,400	434,004
US Airways Group, Inc.* (a)	30,200	374,480
		1,726,412
Commercial Services & Supplies 3.1%
Allied Waste Industries, Inc.* (a)	44,100	455,994
Covanta Holding Corp.* (a)	3,200	91,776
HNI Corp. (a)	15,400	455,224
Steelcase, Inc. "A" (a)	5,600	79,408
The Brink's Co. (a)	7,400	495,282
		1,577,684
Construction & Engineering 3.8%
Fluor Corp. (a)	3,700	515,225
Jacobs Engineering Group, Inc.* (a)	5,600	449,624
Shaw Group, Inc.* (a)	7,600	489,288
URS Corp.* (a)	11,800	475,304
		1,929,441
Electrical Equipment 0.0%
Hubbell, Inc. "B" (a)	300	13,611
Industrial Conglomerates 1.0%
McDermott International, Inc.* (a)	9,300	485,646
Machinery 3.1%
Caterpillar, Inc. (a)	6,200	448,446
Cummins, Inc. (a)	8,100	408,078
PACCAR, Inc. (a)	9,800	425,124
Toro Co. (a)	6,300	303,534
		1,585,182
Marine 0.9%
Kirby Corp.* (a)	9,900	446,292
Road & Rail 3.8%
J.B. Hunt Transport Services, Inc. (a)	16,700	457,079
Kansas City Southern* (a)	13,500	483,300
Ryder System, Inc. (a)	9,600	553,056
Union Pacific Corp. (a)	3,500	436,660
YRC Worldwide, Inc.*	2,200	30,272
		1,960,367
Information Technology 14.5%
Communications Equipment 1.8%
ADC Telecommunications, Inc.* (a)	29,900	408,733
CommScope, Inc.*	12,300	515,124
		923,857
Computers & Peripherals 4.5%
Apple, Inc.* (a)	3,900	487,578
Lexmark International, Inc. "A"*	2,000	66,060
Network Appliance, Inc.* (a)	18,000	389,160
QLogic Corp.* (a)	29,600	469,160
Sun Microsystems, Inc.* (a)	27,100	444,440
Western Digital Corp.* (a)	14,700	453,789
		2,310,187
Electronic Equipment & Instruments 2.0%
Dolby Laboratories, Inc. "A"* (a)	10,400	460,200
Tech Data Corp.* (a)	2,200	73,370
Tyco Electronics Ltd.	13,900	457,310
		990,880
IT Services 2.6%
Broadridge Financial Solutions, Inc.	20,800	398,320
Computer Sciences Corp.* (a)	10,000	434,500
Hewitt Associates, Inc. "A"* (a)	11,900	469,574
		1,302,394
Office Electronics 0.1%
Zebra Technologies Corp. "A"* (a)	1,400	46,648
Semiconductors & Semiconductor Equipment 1.7%
NVIDIA Corp.* (a)	21,000	449,190
Texas Instruments, Inc. (a)	13,900	416,444
		865,634
Software 1.8%
Compuware Corp.* (a)	55,900	444,964
Microsoft Corp. (a)	17,000	462,740
		907,704
Materials 6.0%
Chemicals 1.0%
The Mosaic Co.* (a)	4,500	500,850
Containers & Packaging 1.4%
Owens-Illinois, Inc.* (a)	9,400	530,630
Temple-Inland, Inc.	12,300	168,879
		699,509
Metals & Mining 3.6%
AK Steel Holding Corp.* (a)	10,600	557,772
Allegheny Technologies, Inc. (a)	4,500	348,075
Reliance Steel & Aluminum Co. (a)	8,400	465,864
United States Steel Corp. (a)	4,200	455,490
		1,827,201
Telecommunication Services 4.1%
Diversified Telecommunication Services 3.2%
AT&T, Inc.	13,600	473,688
Embarq Corp.	11,200	469,728
Verizon Communications, Inc. (a)	13,200	479,424
Windstream Corp. (a)	17,700	208,152
		1,630,992
Wireless Telecommunication Services 0.9%
Telephone & Data Systems, Inc. (a)	10,000	469,000
Total Common Stocks (Cost $47,475,121)		46,112,800

Cash Equivalents 17.1%
Cash Management QP Trust, 3.89% (b) (Cost $8,712,911)	8,712,911	8,712,911
	% of Net Assets	Value ($)

Total Long Positions (Cost $56,188,032)+	107.8	54,825,711
Other Assets and Liabilities, Net	81.6	41,532,825
Securities Sold Short	(89.4)	(45,485,072)
Net Assets	100.0	50,873,464
+ The cost for federal income tax purposes was $56,317,558. At February 29, 2008, net unrealized depreciation for all securities based on tax cost was $1,491,847. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,415,004 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,906,851.
	Shares	Value ($)

Common Stocks Sold Short 89.4%
Consumer Discretionary 16.7%
Auto Components 2.3%
Gentex Corp.	16,200	261,144
Goodyear Tire & Rubber Co.*	16,900	457,990
TRW Automotive Holdings Corp.*	20,600	454,848
		1,173,982
Hotels Restaurants & Leisure 3.6%
International Game Technology	9,700	437,955
Las Vegas Sands Corp.*	5,500	458,150
Marriott International, Inc. "A"	13,200	450,120
Orient-Express Hotels Ltd. "A"	7,000	379,190
Wyndham Worldwide Corp.	4,200	93,114
		1,818,529
Household Durables 1.7%
Fortune Brands, Inc.	6,400	415,872
Harman International Industries, Inc.	11,200	461,440
		877,312
Media 2.0%
Discovery Holding Co. "A"*	20,400	460,428
Hearst-Argyle Television, Inc.	5,100	112,200
Interpublic Group of Companies, Inc.*	8,900	76,718
Virgin Media, Inc.	26,200	393,000
		1,042,346
Multiline Retail 2.8%
J.C. Penney Co., Inc.	10,600	489,826
Nordstrom, Inc.	12,900	477,687
Saks, Inc.*	29,100	452,796
		1,420,309
Specialty Retail 1.9%
AutoNation, Inc.*	4,300	62,651
Chico's FAS, Inc.*	45,200	420,812
Guess?, Inc.	11,000	452,430
		935,893
Textiles, Apparel & Luxury Goods 2.4%
Jones Apparel Group, Inc.	31,100	438,821
Liz Claiborne, Inc.	20,000	355,600
Polo Ralph Lauren Corp.	7,100	441,549
		1,235,970
Consumer Staples 4.9%
Beverages 0.9%
Brown-Forman Corp. "B"	200	12,754
Hansen Natural Corp.*	10,900	452,350
		465,104
Food & Staples Retailing 0.9%
Walgreen Co.	12,800	467,328
Food Products 3.1%
Archer-Daniels-Midland Co.	10,700	482,570
Campbell Soup Co.	8,000	258,320
Kraft Foods, Inc. "A"	15,000	467,550
Smithfield Foods, Inc.*	8,400	231,420
The J.M. Smucker Co.	2,300	117,737
		1,557,597
Energy 6.7%
Energy Equipment & Services 1.9%
Cameron International Corp.*	11,000	467,280
Nabors Industries Ltd.*	3,800	119,814
Smith International, Inc.	5,600	352,968
		940,062
Oil, Gas & Consumable Fuels 4.8%
Peabody Energy Corp.	7,300	413,326
Pioneer Natural Resources Co.	10,600	474,774
Plains Exploration & Production Co.*	9,400	507,600
Quicksilver Resources, Inc.*	14,200	488,480
Southwestern Energy Co.*	1,900	123,937
Teekay Corp.	10,300	442,694
		2,450,811
Financials 7.6%
Capital Markets 0.9%
Merrill Lynch & Co., Inc.	8,900	441,084
Consumer Finance 0.8%
Capital One Financial Corp.	9,300	428,079
Diversified Financial Services 3.2%
CIT Group, Inc.	16,500	366,630
Citigroup, Inc.	15,300	362,763
Liberty Media Corp. — Capital "A"*	3,800	441,218
Moody's Corp.	12,000	455,760
		1,626,371
Insurance 1.8%
American International Group, Inc.	7,300	342,078
Cincinnati Financial Corp.	5,200	193,284
Conseco, Inc.*	5,900	69,207
White Mountains Insurance Group Ltd.	600	296,040
		900,609
Real Estate Management & Development 0.9%
CB Richard Ellis Group, Inc. "A"*	23,300	467,398
Health Care 10.5%
Biotechnology 2.7%
Amylin Pharmaceuticals, Inc.*	17,200	455,284
Genentech, Inc.*	6,200	469,650
PDL BioPharma, Inc.*	29,300	468,214
		1,393,148
Health Care Equipment & Supplies 2.3%
Gen-Probe, Inc.*	7,300	349,013
ResMed, Inc.*	11,300	457,537
The Cooper Companies, Inc.	10,900	372,671
		1,179,221
Health Care Providers & Services 2.7%
Brookdale Senior Living, Inc.	20,700	540,063
Community Health Systems, Inc.*	12,900	400,803
Health Management Associates, Inc. "A"	71,700	383,595
Laboratory Corp. of America Holdings*	500	38,655
		1,363,116
Life Sciences Tools & Services 1.2%
Millipore Corp.*	4,500	314,550
Pharmaceutical Product Development, Inc.	4,400	198,308
Techne Corp.*	1,200	82,068
		594,926
Pharmaceuticals 1.6%
APP Pharmaceuticals, Inc.*	41,800	469,832
Mylan, Inc.	29,200	345,728
		815,560
Industrials 16.6%
Aerospace & Defense 0.8%
Raytheon Co.	6,300	408,492
Air Freight & Logistics 3.6%
C.H. Robinson Worldwide, Inc.	8,900	451,853
Expeditors International of Washington, Inc.	11,500	452,180
FedEx Corp.	5,300	467,089
UTI Worldwide, Inc.	27,600	463,128
		1,834,250
Airlines 0.8%
Delta Air Lines, Inc.*	30,900	412,515
Building Products 0.8%
Armstrong World Industries, Inc.*	10,800	388,800
Commercial Services & Supplies 3.2%
Avery Dennison Corp.	9,100	467,012
Corporate Executive Board Co.	11,400	462,954
Equifax, Inc.	13,200	451,704
Monster Worldwide, Inc.*	10,400	276,536
		1,658,206
Construction & Engineering 1.0%
Foster Wheeler Ltd.*	700	45,815
Quanta Services, Inc.*	19,000	453,720
		499,535
Electrical Equipment 0.6%
AMETEK, Inc.	2,600	110,734
Roper Industries, Inc.	3,100	174,840
		285,574
Industrial Conglomerates 1.6%
Carlisle Companies, Inc.	12,400	452,972
General Electric Co.	11,500	381,110
		834,082
Machinery 2.4%
Gardner Denver, Inc.*	8,100	298,971
IDEX Corp.	13,500	407,160
Ingersoll-Rand Co., Ltd. "A"	11,300	473,018
Terex Corp.*	400	26,980
		1,206,129
Marine 0.9%
Alexander & Baldwin, Inc.	10,300	453,612
Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc. "A"	11,100	450,438
Information Technology 14.1%
Communications Equipment 2.5%
Cisco Systems, Inc.*	19,200	467,904
Motorola, Inc.	36,000	358,920
Tellabs, Inc.*	64,500	424,410
		1,251,234
Computers & Peripherals 1.5%
Brocade Communications Systems, Inc.*	63,000	484,470
NCR Corp.*	12,000	265,920
		750,390
Electronic Equipment & Instruments 1.1%
Jabil Circuit, Inc.	8,500	109,820
Trimble Navigation Ltd.*	16,800	459,312
		569,132
IT Services 3.4%
Automatic Data Processing, Inc.	3,200	127,840
Cognizant Technology Solutions Corp. "A"*	14,600	441,066
Convergys Corp.*	4,000	57,760
Fidelity National Information Services, Inc.	11,300	468,837
NeuStar, Inc. "A"*	14,400	369,504
Unisys Corp.*	70,400	290,752
		1,755,759
Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc.*	68,000	490,280
Cypress Semiconductor Corp.*	1,900	41,306
LSI Corp.*	100,900	508,536
Micron Technology, Inc.*	68,000	511,360
Rambus, Inc.*	25,200	454,356
		2,005,838
Software 1.7%
Amdocs Ltd.*	13,200	409,200
FactSet Research Systems, Inc.	8,500	447,440
		856,640
Materials 5.3%
Chemicals 0.8%
Westlake Chemical Corp.	24,800	400,272
Construction Materials 1.8%
Eagle Materials, Inc.	13,000	462,280
Vulcan Materials Co.	6,700	469,670
		931,950
Metals & Mining 0.9%
Freeport-McMoRan Copper & Gold, Inc.	4,600	463,956
Titanium Metals Corp.	1,000	20,620
		484,576
Paper & Forest Products 1.8%
Louisiana-Pacific Corp.	40,500	440,640
Weyerhaeuser Co.	7,400	452,880
		893,520
Telecommunication Services 4.0%
Diversified Telecommunication Services 0.2%
Citizens Communications Co.	9,500	102,030
Wireless Telecommunication Services 3.8%
Crown Castle International Corp.*	12,800	461,952
Leap Wireless International, Inc.*	12,859	549,851
NII Holdings, Inc.*	11,800	468,814
SBA Communications Corp. "A"*	14,800	459,540
		1,940,157
Utilities 3.0%
Gas Utilities 0.9%
Equitable Resources, Inc.	7,700	474,474
Independent Power Producers & Energy Traders 1.7%
Dynegy, Inc. "A"*	59,000	436,600
Mirant Corp.*	11,200	414,400
		851,000
Multi-Utilities 0.4%
Dominion Resources, Inc.	4,800	191,712
Total Common Stocks Sold Short (Proceeds $47,762,572)		45,485,072
* Non-income producing security.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $47,475,121)	$ 46,112,800
Investment in Cash Management QP Trust (cost $8,712,911)	8,712,911
Total investments, at value (cost $56,188,032)	54,825,711
Cash	10,000
Deposits with broker for securities sold short	46,930,727
Receivable for investments sold	7,119,603
Dividends receivable	45,517
Interest receivable	97,268
Receivable for Fund shares sold	503,000
Due from Advisor	79,916
Other assets	42,902
Total assets	109,654,644
Liabilities
Payable for securities sold short, at value (proceeds of $47,762,572)	45,485,072
Payable for investments purchased	13,157,618
Payable for Fund shares redeemed	51,000
Dividends payable for securities sold short	32,161
Accrued management fee	1,492
Other accrued expenses and payables	53,837
Total liabilities	58,781,180
Net assets, at value	$ 50,873,464
Net Assets Consist of
Undistributed net investment income	138,691
Net unrealized appreciation (depreciation) on: Investments	(1,362,321)
Securities sold short	2,277,500
Accumulated net realized gain (loss)	(1,319,487)
Paid-in capital	51,139,081
Net assets, at value	$ 50,873,464

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($7,106,785 ÷ 746,849 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.52
Maximum offering price per share (100 ÷ 94.25 of $9.52)	$ 10.10

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,045,568 ÷ 425,738 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.50

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,232,246 ÷ 339,713 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.51

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($36,488,865 ÷ 3,835,041 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.51
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2008 (Unaudited)
Investment Income
Income: Dividends	$ 149,867
Interest — Cash Management QP Trust	73,141
Interest*	507,078
Total Income	730,086
Expenses: Management fee	182,787
Administration fee	14,623
Services to shareholders	6,951
Custodian fee	12,404
Distribution and service fees	23,287
Legal fees	18,537
Audit and tax fees	17,602
Trustees' fees and expenses	6,165
Reports to shareholders and shareholder meeting	37,815
Registration fees	10,523
Offering expenses	11,002
Dividend expense on securities sold short	110,993
Other	4,565
Total expenses before expense reductions	457,254
Expense reductions	(101,645)
Total expenses after expense reductions	355,609
Net investment income (loss)	374,477
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,317,757)
Securities sold short	1,266,941
(1,050,816)
Change in net unrealized appreciation (depreciation) on: Investments	(895,980)
Securities sold short	2,404,773
1,508,793
Net gain (loss)	457,977
Net increase (decrease) in net assets resulting from operations	$ 832,454
* Includes income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Period Ended August 31, 2007*
Operations: Net investment income (loss)	$ 374,477	$ 386,629
Net realized gain (loss)	(1,050,816)	(181,489)
Change in net unrealized appreciation (depreciation)	1,508,793	(593,614)
Net increase (decrease) in net assets resulting from operations	832,454	(388,474)
Distributions to shareholders from: Net investment income: Class A	(113,325)	(19,641)
Class C	(46,290)	(15,146)
Class S	(72,175)	(20,703)
Institutional Class	(378,595)	(21,434)
Net realized gains: Class A	—	(8,642)
Class C	—	(8,500)
Class S	—	(8,498)
Institutional Class	—	(8,679)
Total distributions	(610,385)	(111,243)
Fund share transactions: Proceeds from shares sold	33,423,275	10,117,718
Reinvestment of distributions	601,954	110,262
Cost of shares redeemed	(1,564,771)	(1,541,584)
Redemption fees	41	4,217
Net increase (decrease) in net assets from Fund share transactions	32,460,499	8,690,613
Increase (decrease) in net assets	32,682,568	8,190,896
Net assets at beginning of period	18,190,896	10,000,000**
Net assets at end of period (including undistributed net investment income of $138,691 and $374,599, respectively)	$ 50,873,464	$ 18,190,896
* For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
** Initial capital at October 16, 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.28
Net realized and unrealized gain (loss)	(.06)[d]	(.53)
Total from investment operations	.06	(.25)
Less distributions from: Net investment income (loss)	(.18)	(.08)
Net realized gains	—	(.03)
Total distributions	(.18)	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.52	$ 9.64
Total Return (%)[e,f]	.64**	(2.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.17*	4.23*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.48*	2.99*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.72*	2.11*
Ratio of net investment income (loss) (%)	2.51*	3.31*
Portfolio turnover rate (%)	488**	1,009**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.08	.22
Net realized and unrealized gain (loss)	(.06)[d]	(.54)
Total from investment operations	.02	(.32)
Less distributions from: Net investment income (loss)	(.11)	(.06)
Net realized gains	—	(.03)
Total distributions	(.11)	(.09)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.50	$ 9.59
Total Return (%)[e,f]	.20**	(3.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.90*	4.97*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	3.21*	3.73*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	2.45*	2.85*
Ratio of net investment income (loss) (%)	1.78*	2.57*
Portfolio turnover rate (%)	488**	1,009**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.30
Net realized and unrealized gain (loss)	(.07)[d]	(.54)
Total from investment operations	.06	(.24)
Less distributions from: Net investment income (loss)	(.20)	(.08)
Net realized gains	—	(.03)
Total distributions	(.20)	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.51	$ 9.65
Total Return (%)[e]	.62**	(2.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.02*	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.29*	2.81*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.53*	1.93*
Ratio of net investment income (loss) (%)	2.70*	3.49*
Portfolio turnover rate (%)	488**	1,009**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.30
Net realized and unrealized gain (loss)	(.07)[d]	(.54)
Total from investment operations	.06	(.24)
Less distributions from: Net investment income (loss)	(.20)	(.08)
Net realized gains	—	(.03)
Total distributions	(.20)	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.51	$ 9.65
Total Return (%)[e]	.74**	(2.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	2.92*	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short (%)	2.23*	2.79*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.47*	1.91*
Ratio of net investment income (loss) (%)	2.76*	3.51*
Portfolio turnover rate (%)	488**	1,009**
[a] For the six months ended February 29, 2008 (Unaudited).
[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2006 through August 31, 2007, the Fund incurred approximately $90,000 of net realized capital losses. As permitted by the tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2008.

The Fund has reviewed the tax positions for the open tax year as of August 31, 2007, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and have been amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2008, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $80,707,991 and $48,917,628, respectively. Purchases to cover securities sold short and securities sold short aggregated $52,147,879 and $84,122,218, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

For the period from September 1, 2007 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales (through November 30, 2008) and organizational and offering expenses (limited to 0.10% of average daily net assets) through September 30, 2007) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Accordingly, for the six months ended February 29, 2008, the fee pursuant to the Investment Management Agreement aggregated $182,787, of which $89,591 was waived, resulting in an annualized effective rate of 0.64% of the Fund's average daily net assets.

For the six months ended February 29, 2008, the Advisor waived $8,686 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2008, the Advisor accrued an Administration Fee of $14,623, of which $3,875 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended February 29, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 29, 2008
Class A	$ 1,069	$ —	$ 439
Class C	925	—	292
Class S	853	538	—
Institutional Class	1,130	1,130	—
	$ 3,977	$ 1,668	$ 731

Distribution and Services Fees. Under the Fund's Class C 12b-1 plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2008
Class C	15,259	2,400

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2008	Annualized Effective Rate
Class A	$ 4,368	$ 1,988.14%
Class C	3,660	3,592.18%
	$ 8,028	$ 5,580

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2008 aggregated $727.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the six months ended February 29, 2008.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $30,804, of which $8,620 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At February 29, 2008, the Advisor held approximately 19% of the outstanding shares of the Fund. In addition, as of February 29, 2008, the DWS Alternative Asset Allocation Plus Fund held approximately 64% of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 29, 2008, the Fund's custodian fee was reduced by $1,501 and $199, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under this agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2008		Period Ended August 31, 2007*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	162,698	$ 1,531,995	534,323	$ 5,206,474
Class C	12,133	112,993	197,425	1,927,947
Class S	13,362	126,326	119,792	1,170,766
Institutional Class	3,373,719	31,651,961	185,508	1,812,531
		$ 33,423,275		$ 10,117,718
Shares issued to shareholders in reinvestment of distributions
Class A	11,438	$ 106,832	2,886	$ 28,283
Class C	4,750	44,360	2,410	23,646
Class S	7,726	72,167	2,980	29,201
Institutional Class	40,535	378,595	2,973	29,132
		$ 601,954		$ 110,262
Shares redeemed
Class A	(68,584)	$ (641,851)	(145,912)	$ (1,411,674)
Class C	(40,365)	(376,487)	(615)	(5,926)
Class S	(48,433)	(448,663)	(5,714)	(54,036)
Institutional Class	(10,459)	(97,770)	(7,235)	(69,948)
		$ (1,564,771)		$ (1,541,584)
Redemption fees		$ 41		$ 4,217
Net increase (decrease)
Class A	105,552	$ 997,017	391,297	$ 3,826,305
Class C	(23,482)	(219,134)	199,220	1,946,662
Class S	(27,345)	(250,170)	117,058	1,145,931
Institutional Class	3,403,795	31,932,786	181,246	1,771,715
		$ 32,460,499		$ 8,690,613
Initial Capital
Class A	—	$ —	250,000	$ 2,500,000
Class C	—	—	250,000	2,500,000
Class S	—	—	250,000	2,500,000
Institutional Class	—	—	250,000	2,500,000
		$ —		$ 10,000,000
* For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided by the Advisor, including portfolio management and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board noted that comparative performance information was not available due to the Fund's limited operating history. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper Inc. ("Lipper")), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor to date have been satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for each class that expired on October 1, 2007, showed that the Fund's management fee rate was at the 25th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 100th percentile for Class A shares, the 100th percentile for Class C shares, the 100th percentile for Institutional Class shares and the 100th percentile for Class S shares. The Board noted that the relatively high total expenses were driven in large part by the costs associated with borrowing securities for short sales, such as interest and dividend expenses. The Board noted that these investment-related expenses will vary with the type and amount of investments and are not necessarily indicative of the operating-related costs of the Fund. The Board also considered that the peer universe consisted of only five funds. The Board considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

To address the potential effect of the expiring expense caps on total expenses for each share class, the Board recommended continuing the existing caps on total expenses through September 30, 2008 as follows: 1.750% for Class A shares, 2.500% for Class C shares, 1.450% for Institutional Class shares and 1.500% for Class S shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios (after the recommended expense caps) were consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor, the small size of the Fund and the small size of the peer universe.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted, based on the information provided, that the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included three breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 28, 2008